UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 26, 2022 (May 25, 2022)

DATTO HOLDING CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-39637	81-3345706
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

101 Merritt 7

Norwalk, CT 06851

(Address of principal executive offices)

888-995-1431

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	MSP	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.	Other Events.

As previously disclosed, on April 11, 2022, Datto Holding Corp. (the “Company”) entered into the Agreement and Plan of Merger (the “Merger Agreement”) with Knockout Parent Inc. (“Parent”), Knockout Merger Sub Inc. (“Merger Sub”), and, for limited purposes set forth therein, Kaseya Holdings Inc. and Kaseya Inc., providing for the merger of Merger Sub with and into the Company (the “Merger”), with the Company surviving the Merger as a wholly owned subsidiary of Parent.

Under the terms of the Merger Agreement, the consummation of the Merger is subject to certain customary closing conditions, including the expiration or earlier termination of the waiting period (and any extension thereof) applicable to the consummation of the Merger under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the “HSR Act”). Effective as of 11:59 p.m. Eastern Time on May 25, 2022, the waiting period under the HSR Act expired with respect to the Merger.

The consummation of the Merger remains subject to other closing conditions, including, but not limited to, regulatory approvals in jurisdictions outside the United States. The parties expect that the Merger will be consummated in the summer of 2022.

Cautionary Statement Regarding Forward-Looking Statements

This Current Report on Form 8-K may contain forward-looking statements, which include all statements that do not relate solely to historical or current facts, such as statements regarding our expectations, intentions or strategies regarding the future. In some cases, you can identify forward-looking statements by the following words: “may,” “will,” “could,” “would,” “should,” “expect,” “intend,” “plan,” “anticipate,” “believe,” “estimate,” “predict,” “project,” “aim,” “potential,” “continue,” “ongoing,” “goal,” “can,” “seek,” “target” or the negative of these terms or other similar expressions, although not all forward-looking statements contain these words. These forward-looking statements are based on management’s beliefs, as well as assumptions made by, and information currently available to, the Company. Because such statements are based on expectations as to future financial and operating results and are not statements of fact, actual results may differ materially from those projected and are subject to a number of known and unknown risks and uncertainties, including: (i) the risk that the proposed Merger may not be completed in a timely manner or at all, which may adversely affect the Company’s business and the price of the Company’s common stock; (ii) the failure to satisfy any of the conditions to the consummation of the proposed transaction, including the receipt of certain regulatory approvals; (iii) the occurrence of any event, change or other circumstance or condition that could give rise to the termination of the Merger Agreement, including in circumstances requiring the Company to pay a termination fee; (iv) the effect of the announcement or pendency of the proposed transaction on the Company’s business relationships, operating results and business generally; (v) risks that the proposed transaction disrupts the Company’s current plans and operations; (vi) the Company’s ability to retain and hire key personnel in light of the proposed transaction; (vii) risks related to diverting management’s attention from the Company’s ongoing business operations; (viii) unexpected costs, charges or expenses resulting from the proposed transaction; (ix) the ability to obtain the necessary financing arrangements set forth in the commitment letters received in connection with the Merger; (x) potential litigation relating to the Merger that could be instituted against the parties to the Merger Agreement or their respective directors, managers or officers, including the effects of any outcomes related thereto; (xi) continued availability of capital and financing and rating agency actions; (xii) certain restrictions during the pendency of the Merger that may impact the Company’s ability to pursue certain business opportunities or strategic transactions; (xiii) unpredictability and severity of catastrophic events, including but not limited to acts of terrorism, war or hostilities or the COVID-19 pandemic, as well as management’s response to any of the aforementioned factors; (xiv) other risks described in the Company’s filings with the Securities and Exchange Commission (the “SEC”), such risks and uncertainties described under the headings “Forward-Looking Statements,” “Risk Factors” and other sections of the Company’s Annual Report on Form 10-K filed with the SEC on February 23, 2022 and amended on April 13, 2022, and subsequent filings; and (xv) those risks and uncertainties that are described in the information statement that was filed with the SEC on May 25, 2022. While the list of risks and uncertainties presented here is, and the discussion of risks and uncertainties presented in the information statement is, considered representative, no such list or discussion should be considered a complete statement of all potential risks and uncertainties. Unlisted factors may present significant additional obstacles to the realization of forward-looking statements. Consequences of material differences in results as compared with those anticipated in the forward-looking statements could include, among other things, business disruption, operational problems, financial loss, and legal liability to third parties and similar risks, any of which could have a material adverse effect on the completion of the Merger and/or the Company’s consolidated financial condition, results of operations, credit rating or liquidity. The forward-looking statements speak only as of the date they are made. The Company undertakes no obligation to update any forward-looking statements, whether as a result of new information, future events or otherwise.

Additional Information and Where to Find It

This communication is being made in respect of the pending Merger involving the Company and Parent. The Company has filed and mailed an information statement to its stockholders containing the information with respect to the Merger specified in Schedule 14C promulgated under the Securities Exchange Act of 1934 (the “Exchange Act”) and describing the pending Merger. INVESTORS ARE URGED TO CAREFULLY READ THE INFORMATION STATEMENT REGARDING THE PENDING MERGER AND ANY OTHER RELEVANT DOCUMENTS IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PENDING MERGER.

The Company’s stockholders may obtain free copies of the documents the Company files with the SEC through the Investors portion of the Company’s website at investors.datto.com/investors/default.aspx under the link “Investors” and then under the link “SEC Filings” or by contacting the Company’s Investor Relations by (a) mail at Datto Holding Corp., Attention: Investor Relations, 101 Merritt 7, 7th Floor, Norwalk, Connecticut 06851, (b) telephone at (888) 995-1431 or (c) e-mail at ir@datto.com.

No Offer

No person has commenced soliciting proxies in connection with the proposed transaction referenced in this Current Report on Form 8-K, and this Current Report on Form 8-K is neither an offer to purchase nor a solicitation of an offer to sell securities.

SIGNATURES

Pursuant to the requirements of the Exchange Act, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DATTO HOLDING CORP.

Date: May 26, 2022	By:	/s/ Emily T. Epstein
Name: Emily T. Epstein
Title: General Counsel